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                                    EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is dated as of the 1st day of October, 1999, by and between INFRASTRUCTURE DEFENSE, INC., a Delaware corporation (the "Company"), and HOMECOM COMMUNICATIONS, INC., a Delaware corporation and its successors and assigns ("HomeCom").

         WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement of even date herewith by and between the Company and HomeCom (the "Asset Purchase Agreement"), HomeCom is selling to the Company all of the business and assets of HomeCom's internet security division;

         WHEREAS, pursuant to the Asset Purchase Agreement, HomeCom will receive Sixty-Five Thousand Eight Hundred Fifty-Four (65,854) shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

         WHEREAS, in order to induce HomeCom to enter into the Asset Purchase Agreement, the Company desires to grant piggy-back registration rights to HomeCom for the shares of Common Stock issuable upon the closing of the Asset Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and HomeCom agree as follows:


          1. GRANT OF PIGGY BACK REGISTRATION RIGHTS. Following (but not including) the first offering of Common Stock by the Company, if the Company proposes to register any of its Common Stock (a "Registered Offering"), either for its own account or the account of any other holder or holders of equity securities of the Company (other than registrations relating solely to employee benefit plans, dividend reimbursement plans, Rule 145 transactions or any registration of Form S-8 or Form S-4), the Company will provide HomeCom with written notice thereof not less than thirty (30) days prior to the filing date of such registration statement (the "Company Notice") and, subject to the other terms and conditions set forth in this Agreement, include in such registration and any underwriting involved therein, all Common Stock (referred to in this Agreement as the "Registrable Securities") specified in a written request or requests made by HomeCom to the Company within fifteen (15) days after receipt of the Company Notice.

          2. BLUE SKY REGISTRATION. The Company will take all necessary action which may be required in qualifying or registering the Shares, included in a registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Placement Agent or the Holder, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.


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          3. UNDERWRITER'S CUTBACK. If the registration of Registrable
Securities is to be underwritten and, in the good faith judgment of the managing underwriter, the inclusion of all the Registrable Securities requested to be registered hereunder would interfere with the successful marketing of the securities to be registered in such underwritten registration, the number of shares of Registrable Securities to be included shall be reduced to such smaller number with the participation in such offering to be pro rata among HomeCom and any other shareholder having the right to have securities registered in such registration, based upon the number of securities properly requested to be included in such registration by each such shareholder and HomeCom. Any shares that are thereby excluded from the Registered Offering shall be withheld from the market by HomeCom for a period (not to exceed ninety (90) days prior to the effective date of the registration statement filed in connection therewith and one hundred eighty (180) days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the Registered Offering.

          4. TERMINATION OR WITHDRAWL OF REGISTRATION. The Company shall have the right to terminate or withdraw any Registered Offering prior to the effectiveness of such Registered Offering, whether or not HomeCom has elected to include any Registrable Securities in such registration.

          5. LOCK-UP. The Company shall have the right exercisable on one or more occasions, in addition to its rights set forth in this Agreement, to require upon written notice to HomeCom that HomeCom not sell any Shares during the period specified in the notice, provided that such periods do not exceed one hundred twenty (120) days in any calendar year, if the Company determines, in its good faith judgment, that such offering or sale would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries.

          6. EXPENSES. The cost of the registration of the Registrable Securities will be at the Company's expense (or at the expense of the initiating holder or holders, as the case may be), except for HomeCom's attorneys' fees and underwriting discounts and commissions, which shall be borne by HomeCom.

          7. UNDERWRITING AGREEMENT GOVERNS. In the event the terms of this Agreement conflict with the terms of any underwriting agreement recommended or required by the underwriter in connection with any underwritten Registered Offering hereunder, the terms of such underwriting agreement shall control but shall not materially impair or reduce HomeCom's rights as granted in this Agreement.

          8. INFORMATION. If HomeCom's Registrable Securities are to be included in any Registration Statement, HomeCom shall furnish to the Company such information as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          9. MANAGING UNDERWRITER. The managing underwriter or underwriters of an underwritten public offering covered by these piggy-back registration rights shall be selected by the Company (or the initiating holder or holders, as the case may be).


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          10. NON-ASSIGNMENT. The registration rights granted under this
Agreement are non-assignable, and shall become null and void with respect to any Registrable Securities transferred other than pursuant to a then-effective registration statement, upon such transfer.

          11. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted under this Agreement shall expire on the date on which such Registrable Securities could be sold pursuant to an exemption from registration including, without limitation, Rule 144, promulgated under the Securities Act, as Rule 144 may be subsequently amended, modified, or supplemented

12.      REGISTRATION INDEMNIFICATION

                  (a) INDEMNIFICATION BY HOMECOM. HomeCom agrees to indemnify the Company, each of its directors and officers, each underwriter, if any, of the Registrable Securities, each person or entity who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each of their respective officers and directors, against all claims, costs, fees (including reasonable attorneys' fees), losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a registration statement covering any Registrable Securities, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and its directors, officers, representatives, underwriters and control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by HomeCom or HomeCom's representative or agent for inclusion in such registration statement.

                  (b) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify HomeCom and each person, if any, who controls HomeCom within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all claims, costs, fees (including reasonable attorneys' fees), losses, damages, expenses (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) and liabilities (or actions in respect thereof) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, post-effective amendment or amendments, offering circular or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission or any state securities commission or agency, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by HomeCom for use in such registration statement, any amendment or supplement thereto or any application, as the case may be

                  (c) INDEMNIFICATION PROCEDURE. Each party entitled to indemnification under this Section (for the purposes of this Section, the "Indemnified Party") shall give notice to the party required to


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provide indemnification (for the purposes of this Section, the "Indemnifying
Party") after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation

                  (d) CONTRIBUTION. If the indemnification provided for in this Agreement is unavailable, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnifying Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and HomeCom on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or HomeCom, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and whether a party breached a representation or warranty or covenant or agreement contained in this Agreement. The Company and HomeCom agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such claim. Notwithstanding the provisions of this paragraph, HomeCom shall not be required to contribute any amount in excess to an amount equal to the consideration represented by the Common Stock in the Asset Purchase Agreement, except in cases of HomeCom's willful or intentional misconduct. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          13. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may not be modified or amended except with the written consent of (a) the Company and (b) the holders of a majority of the Shares outstanding. None of the terms and provisions of this Agreement may be waived except in writing by the person so waiving.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law


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provision or rule (whether of the State of Delaware or any other jurisdiction)
that would cause the application of the laws of any other jurisdiction other than the State of Delaware.

          15. NOTICE. All notices and other communications required or permitted to be given in respect of this Agreement shall be sent by personal delivery, nationally recognized overnight courier, facsimile or certified or registered mail, to the following parties at the following addresses, or, in each case, at such other address or addresses as any party shall hereafter specify by written notice to the others:

          (i)      If to the Company, to:

                   Infrastructure Defense, Inc.
                   6100 Lincolnia Road
                   Second Floor
                   Alexandria, Virginia 22313
                   Attention: Kenneth J. Purfey
                   Facsimile: (703) 914-7100

                   With a copy to:
                                        McGuire, Woods, Battle & Boothe LLP
                                        1750 Tysons Boulevard
                                        Suite 1800
                                        McLean, Virginia 22102
                                        Attention: Clive R. G. O'Grady, Esquire
                                        Facsimile: (703) 712-5248

         (ii)     If to HomeCom, to:

                  HomeCom Communications, Inc.
                  Building 14, Suite 100
                  3535 Piedmont Road
                  Atlanta, Georgia
                  Attention: Harvey Sax
                  Facsimile:  (404) 237-3060

                           With a copy to:

                                        Sims, Moss, Kline & Davis LLP
                                        400 Northpark Town Center
                                        Suite 310
                                        Atlanta, Georgia 30328
                                        Jerry L. Sims
                                        Facsimile: (770) 481-7210


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to


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the facsimile number as provided for in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the fourth business day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided for in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     18. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.




                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the day and year first above written.


WITNESS:                                   INFRASTRUCTURE DEFENSE, INC., a
                                           Delaware corporation





                                            By
-----------------------------                 --------------------------------
Name:                                       Name: Kenneth J. Purfey
                                            Title:  Vice President and
                                            Chief Financial Officer





                                          HOMECOM COMMUNICATIONS, INC. a
                                          Delaware corporation



                                           By
------------------------------               ----------------------------------
                                            Name:
                                            Title:


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